UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2021

AUSTERLITZ ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40110	98-1583472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle Las Vegas, NV		89134
(Address of principal executive offices)		(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-fourth of one Warrant	AUS.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AUS	The New York Stock Exchange
Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AUS WS	The New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry Into a Material Agreement

On May 10, 2021, Austerlitz Acquisition Corporation I (“AAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among AAC, Wave Merger Sub Limited, an exempted company limited by shares incorporated in Bermuda and a direct, wholly owned subsidiary of AAC (“Merger Sub”), and Wynn Interactive Ltd., an exempted company limited by shares incorporated in Bermuda (the “Company”).

Business Combination Agreement

The Business Combination

The Business Combination Agreement provides for, among other things, the consummation of the following transactions (the “Business Combination”): (i) AAC will transfer by way of continuation from the Cayman Islands to Bermuda and register as an exempted company limited by shares in accordance with Part XA of the Bermuda Companies Act and Part XII of the Cayman Islands Companies Act (As Revised) (the “Domestication”), upon which time AAC will change its name to “Wynn Interactive Limited”; and (ii) Merger Sub will merge with and into the Company (the “Merger”), with the Company being the surviving company of the Merger.

Upon consummation of the Business Combination, Wynn Interactive Limited (f/k/a AAC) will have three classes of ordinary shares, which are as follows:

•	Class A ordinary shares, par value $0.0001 per share (the “WIL Class A Ordinary Shares”), which will be publicly traded and will be entitled to one vote per share.

•

Class C ordinary shares, par value $0.0001 per share (the “WIL Class C Ordinary Shares”), which, prior to the Domestication, were initially purchased by Austerlitz Acquisition Sponsor, LP I (the “Sponsor”) in a private placement prior to AAC’s IPO. The WIL Class C Ordinary Shares will be voting (one vote per share held) and will automatically convert into shares of WIL Class A Ordinary Shares on a one-for-one basis if, following the closing of the Business Combination (the “Closing”), the last reported sale price of the WIL Class A Ordinary Shares for any 20 trading days within a 30-trading day period equals or exceeds: $15.25 per share for before the third anniversary of the Closing; $23.00 per share before the sixth anniversary of the Closing; or $35.00 per share before the ninth anniversary of the Closing. The WIL Class C Ordinary Shares will also convert into WIL Class A Ordinary Shares earlier upon the consummation of a merger, share exchange, reorganization or other similar transaction that results in both a change of control and Wynn Interactive Limited public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. If the WIL Class C Ordinary Shares have not converted into WIL Class A Ordinary Shares before the ninth anniversary of the Closing, the WIL Class C Ordinary Shares will be returned for cancellation. Upon conversion, holders of WIL Class C Ordinary Shares will also be entitled to receive a dividend catch-up payment equal to the amount of dividends paid per WIL Class A Ordinary Shares since the Closing.

•

Class V Ordinary Shares, par value $0.0001 per share (“WIL Class V Ordinary Shares”), which will be entitled to 10 votes per share held, and will be exchangeable for an equal number of shares of WIL Class A Ordinary Shares at the option of the holder or upon transfer to third parties.

Consideration Paid to Company Shareholders; Treatment of Company Options

The consideration to be paid to the existing shareholders of the Company will be, in the aggregate, a number of WIL Class A Ordinary Shares and WIL Class V Ordinary Shares (the “Merger Consideration”) equal to (a) the quotient obtained by dividing (i) the agreed company equity value of $3,000,000,000 by (ii) ten dollars ($10.00), minus (b) a number equal to the nearest whole number (rounded up or down, as applicable) obtained by multiplying (i) the number of WIL Class A Ordinary Shares purchased by Cannae Holdings, Inc. (“Cannae”) pursuant to the Backstop Agreement (as defined below) divided by sixty-nine million (69,000,000), by (ii) 3,696,429; provided that in no event will the number of shares deducted pursuant to clause (b) exceed 3,696,429. The Company will have the right to determine the allocation of the aggregate equity consideration as between WIL Class A Ordinary Shares and WIL Class V Ordinary Shares (including the determination that the aggregate equity consideration may consist solely of WIL Class V Ordinary Shares).

At the effective time of the Merger (the “Effective Time”), the ordinary shares of the Company will be converted into the right to receive, in the aggregate, the Merger Consideration.

At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties or the holder thereof, each Company option under the existing Company equity plan (whether vested or unvested) that is unexpired, unexercised and outstanding as of immediately prior to the Effective Time shall be substituted with an option, granted under the Omnibus Incentive Plan (as defined in the Business Combination Agreement).

Effect on AAC Ordinary Shares

In connection with the Business Combination, upon the Domestication (a) each AAC Class A Ordinary Shares, par value $0.0001 per share (the “AAC Class A Ordinary Shares”), will be converted into one WIL Class A Ordinary Share, (b) each AAC Class B Ordinary Share, par value $0.0001 per share (the “AAC Class B Ordinary Shares”), will be converted into one WIL Class A Ordinary Share (subject to the Class B Forfeiture, as defined below), and (c) each AAC Class C Ordinary Share, par value $0.0001 per share (the “AAC Class C Ordinary Shares”), will be converted into one WIL Class C Ordinary Share (subject to the Class C Forfeiture, as defined below).

In connection with the Business Combination, each of AAC’s public warrants that are outstanding immediately prior to the Effective Time will, pursuant to and in accordance with the warrant agreement covering such warrants, automatically and irrevocably be modified to provide that such warrant will no longer entitle the holder thereof to purchase the amount of AAC Class A Ordinary Shares set forth therein, and in substitution thereof such warrant will entitle the holder thereof to acquire the same number of WIL Class A Ordinary Shares per warrant on the same terms.

Representations and Warranties, Covenants

Under the Business Combination Agreement, AAC, Merger Sub and the Company each made customary representations and warranties for transactions of this type regarding themselves and their respective businesses. The representations and warranties made under the Business Combination Agreement will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type. The covenants made under the Business Combination Agreement generally will not survive the Closing, with the exception that certain covenants and agreements that by their terms are to be performed in whole or in part after the closing, which will survive in accordance with the terms of the Business Combination Agreement.

Conditions to Closing

The consummation of the Business Combination is subject to customary conditions for transactions involving special purpose acquisition companies, including, among others: (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) receipt of the Requisite Gaming Approvals (as defined in the Business Combination Agreement), (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination being in force, (iv) AAC having at least $5,000,001 of net tangible assets as of the closing of the Business Combination, (v) receipt of the Required AAC Shareholder Approvals (as defined in the Business Combination Agreement), (vi) the Registration Statement on Form S-4 that will be filed by AAC in connection with the Business Combination (the “Form S-4”) having become effective, (vii) the WIL Class A Ordinary Shares and WIL warrants having been approved for listing on the NYSE or NASDAQ, and (viii) customary bring down conditions related to the parties’ respective representations, warranties and pre-Closing covenants in the agreement. In addition, the obligation of the Company to consummate the Business Combination is conditioned upon, among other items, the consummation of the Domestication. AAC’s obligation to consummate the Business Combination is also conditioned on the delivery of written consents from the equityholders of the requisite number of Company shares adopting the Business Combination Agreement and approving the Business Combination.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing, including (i) by the mutual written consent of AAC and the Company, (ii) by AAC if the Company Written Consent (as defined in the Business Combination Agreement) is not received within two (2) Business Days of AAC notifying the Company that the Form S-4 has become effective, or (iii) by written notice from the Company if the closing has not occurred by February 10, 2022, which may be extended by up to two 90-day periods to the extent all conditions to closing other than the receipt of Requisite Gaming Approvals have been satisfied, waived or remain capable of being satisfied.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about AAC, the Company or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in AAC’s public disclosures.

A copy of the Business Combination Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Concurrently with the consummation of the Business Combination, the Sponsor, certain equityholders of the Company, and certain other parties thereto will enter into an investor rights agreement with AAC relating to, among other things, the composition of the board of directors of AAC following the Business Combination, certain minority consent rights in favor of affiliates of Wynn Resorts, Limited and certain information rights.

The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the form of Investor Rights Agreement, which is attached as Exhibit B to the Business Combination Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement

Concurrently with the consummation of the Business Combination, the Sponsor, certain equityholders of the Company, and certain other parties thereto will enter into a registration rights agreement providing customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions, and lockup restrictions.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is attached as Exhibit C to the Business Combination Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Amended and Restated Sponsor Agreement

In connection with the execution of the Business Combination Agreement and the Backstop Agreement, AAC amended and restated (a) that certain letter agreement (the “Sponsor Agreement”), dated March 2, 2021, between AAC and the Sponsor and (b) that certain letter agreement, dated as of March 2, 2021, by and between AAC and each of the Sponsor and the directors and officers of AAC (the “Insiders”) and entered into that certain amended and restated sponsor agreement (the “Amended and Restated Sponsor Agreement”) with the Sponsor, Cannae and the Insiders. Pursuant to the Amended and Restated Sponsor Agreement, among other things, the Sponsor along with Cannae and the Insiders agreed (i) to vote any AAC securities in favor of the Business Combination and other AAC Shareholder Matters (as defined in the Business Combination Agreement), (ii) not to seek redemption of any AAC securities and (iii) not to transfer any AAC securities for the period beginning on the Closing Date until the earlier of (x) one (1) year following the Closing Date or (y) if the volume weighted average price of the WIL Class A Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within a 30 trading day period commencing 150 days after the Closing Date, and (iv) to be bound to certain other obligations as described therein. Additionally, the Sponsor and certain Insiders have also agreed to forfeit up to 3,696,429 AAC Class B Ordinary Shares (the “Class B Forfeiture”) and up to 3,696,429 AAC Class C Ordinary Shares (the “Class C Forfeiture”), respectively, in accordance with the terms of the Amended and Restated Sponsor Agreement (subject, in each case, to a reduction in the number of shares to be forfeited if the Cannae Subscription (as defined below) is utilized).

The foregoing description of the Amended and Restated Sponsor Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Sponsor Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Backstop Agreement

In connection with the signing of the Business Combination Agreement, AAC and Cannae entered into that certain Backstop Facility Agreement (the “Backstop Agreement”) whereby Cannae has agreed, subject to the other terms and conditions included therein, at the BPS Closing (as defined in the Backstop Agreement), to subscribe for AAC Class A Ordinary Shares in order to fund redemptions by shareholders of AAC in connection with the Business Combination, in an amount of up to $690,000,000 (the “Cannae Subscription”), in consideration for a placement fee of $3,450,000.

The foregoing description of the Backstop Agreement is not complete and is qualified in its entirety by reference to the Backstop Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of the Cannae Forward Purchase Agreement

In connection with the signing of the Business Combination Agreement, AAC and Cannae entered into a mutual termination agreement (the “FPA Termination Agreement”) to terminate that certain forward purchase agreement dated as of February 25, 2021, pursuant to which Cannae agreed to purchase, immediately prior to the closing of AAC’s initial business combination transaction, an aggregate of 5,000,000 AAC Class A Ordinary Shares and 1,250,000 AAC public warrants.

The foregoing description of the FPA Termination Agreement is not complete and is qualified in its entirety by reference to the FPA Termination Agreement, which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 10, 2021, AAC and the Company, issued a press release (the “Press Release”) announcing the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated May 2021 that will be used by AAC and the Company with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AAC under the Securities Act or the Exchange Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, the Form S-4 is expected to be filed by AAC with the SEC that will include a proxy statement to be distributed to holders of AAC ordinary shares in connection with AAC’s solicitation for proxies for the vote by AAC’s shareholders regarding the proposed business combination with the Company and other matters as described in the Form S-4, as well as a prospectus of AAC relating to the offer of the securities to be issued in connection with the completion of the business combination. AAC and Wynn Interactive urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about AAC, Wynn Interactive and the proposed business combination. Such persons can also read AAC’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), for a description of the security holdings of AAC’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to AAC’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330.

Participants in the Solicitation

AAC and Wynn Interactive and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of AAC’s directors and executive officers in AAC’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), which was filed with the SEC on March 1, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of AAC’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of AAC’s and Wynn Interactive’s participants in the solicitation, which may, in some cases, be different than those of AAC’s and Wynn Interactive’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AAC or Wynn Interactive, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or exemptions therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. AAC’s and Wynn Interactive’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AAC’s and Wynn Interactive’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside AAC’s and Wynn Interactive’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against AAC and/or Wynn Interactive following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of AAC, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Wynn Interactive’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of AAC’s ordinary shares on the NYSE or NASDAQ following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wynn Interactive to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that AAC or Wynn Interactive may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in AAC’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning AAC or Wynn Interactive, the transactions described herein or other matters and attributable to AAC or Wynn Interactive or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of AAC and Wynn Interactive expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of May 10, 2021, by and among Austerlitz Acquisition Corporation I, Wave Merger Sub Limited, and Wynn Interactive Ltd.

10.1*	Amended and Restated Sponsor Agreement, dated as of May 10, 2021, by and among Austerlitz Acquisition Corporation I, Austerlitz Acquisition Sponsor, LP I and the Insiders.

10.2	Backstop Agreement, dated as of May 10, 2021, by and among Austerlitz Acquisition Corporation I and Cannae Holdings, Inc.

10.3	FPA Mutual Termination Agreement, dated as of May 10, 2021, by and among Austerlitz Acquisition Corporation I and Cannae Holdings, Inc.

99.1	Joint Press Release of Austerlitz Acquisition Corporation I and Wynn Interactive Ltd., dated May 10, 2021.

99.2	Investor Presentation dated May 2021.

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Austerlitz Acquisition Corporation I agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Austerlitz Acquisition Corporation I

Date: May 10, 2021	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

[Signature Page to Business Combination 8-K]